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                     SUPPLEMENT DATED JULY 15, 2005 TO THE
                            VAN KAMPEN RESERVE FUND
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                      PROSPECTUS DATED SEPTEMBER 30, 2004,
                 AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 1, 2004

                         VAN KAMPEN TAX FREE MONEY FUND
                       PROSPECTUS DATED OCTOBER 29, 2004

     The Prospectus is hereby supplemented as follows. Effective September 26, 2005:

     The sixth paragraph in the section entitled "SHAREHOLDER SERVICES -- EXCHANGE PRIVILEGE" for Van Kampen Reserve Fund and the fifth paragraph in the section entitled "SHAREHOLDER SERVICES -- EXCHANGE PRIVILEGE" for Van Kampen Tax Free Money Fund are hereby deleted and replaced with the following:

     The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                    FEESPTG 7/05
                                                                     65305SPT-01